Exhibit 10.9

Ixia
Compensation of Named Executive Officers as of December 31, 2013

The executive officers of Ixia (the “Company”) who were named in the Summary Compensation Table in this Form 10-K and who were serving as executive officers of the Company on December 31, 2013 are referred to herein as the “Named Executive Officers.” The Named Executive Officers have their base salaries determined annually by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”). The Named Executive Officers are all “at will” employees and do not have written or oral employment agreements with the Company. The annual base salaries for the Named Executive Officers as of December 31, 2013 are as follows:

Executive Officer	Annual Base Salary as of December 31, 2013

Errol Ginsberg	$560,000
Acting Chief Executive Officer and Chief Innovation Officer

Thomas B. Miller	330,000
Former Chief Financial Officer

Ronald W. Buckly	340,000
Senior Vice President, Corporate Affairs and General Counsel

Alan Grahame	350,000
Senior Vice President, Worldwide Sales

As of December 31, 2013, the Named Executive Officers (other than our former Chief Financial Officer who resigned on March 3, 2014) were also eligible to participate in the Company’s incentive compensation plans, including:

(i)

The Company’s cash bonus plans for its executive officers, including the Company’s 2013 Senior Officer Bonus Plan (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 0-31523) filed with the Securities and Exchange Commission (the “Commission”) on June 25, 2013) and the Company’s 2012-2013 Executive Officer Integration Bonus Plan (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 0-31523) filed with the Commission on December 12, 2012);

(ii)

The Company’s Amended and Restated 1997 Equity Incentive Plan (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-8 (Reg. No. 333-117969) filed with the Commission on August 5, 2004), to the extent equity awards were granted prior to the expiration of the Plan in 2007;

(iii)

The Company’s Second Amended and Restated Ixia 2008 Equity Incentive Plan (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 0-31523) filed with the Commission on June 25, 2013); and

(iv)

The Company’s 2010 Employee Stock Purchase Plan, as amended (filed as Exhibit 4.2 to the Company’s Registration Statement on Form S-8 (Reg. No. 333-176237) filed with the Commission on August 11, 2011).